Exhibit 4.2.16

SUPPLEMENTAL INDENTURE

Dated as of June 1, 1996

TO

Indenture of Mortgage and Deed of Trust

Dated as of May 1, 1921





THE CONNECTICUT LIGHT AND POWER COMPANY

TO

BANKERS TRUST COMPANY, Trustee





1996 Series A Bonds, Due June 1, 2001



THE CONNECTICUT LIGHT AND POWER COMPANY
Supplemental Indenture, Dated as of June 1, 1996

Table of Contents
                                                       Page

Parties                                                1
Recitals                                               1
Granting Clauses                                       2
Habendum                                               2
Grant in Trust                                         3


ARTICLE 1.  FORM AND PROVISIONS OF BONDS OF 1996 SERIES A
SECTION 1.01.  Designation; Amount                     3
SECTION 1.02.  Form of Bonds of 1996 Series A          3
SECTION 1.03.  Provisions of Bonds of 1996 Series A; Interest
Accrual                                                3
SECTION 1.04.  Transfer and Exchange of Bonds of 1996
               Series A                                4
SECTION 1.05.  Sinking and Improvement Fund            5


ARTICLE 2.  REDEMPTION OF BONDS OF 1996 SERIES A       5

ARTICLE 3.  MISCELLANEOUS
SECTION 3.01.  Benefits of Supplemental Indenture and
               Bonds of 1996 Series A                  6
SECTION 3.02.  Effect of Table of Contents and
               Headings                                6
SECTION 3.03.  Counterparts                            7
TESTIMONIUM                                            8
SIGNATURES                                             8
ACKNOWLEDGMENTS                                        9

SCHEDULE A - Form of Bond of 1996 Series A, Form of Trustee's
Certificate
SCHEDULE B - Property Subject to the Lien of the Mortgage

     SUPPLEMENTAL INDENTURE, dated as of the first day of June, 1996, between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called "Company"), and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York (hereinafter called "Trustee").

     WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and sixty-three Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1,
1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20,
1936, December 1, 1936, December 1, 1938, August 31, 1944,
September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958,
February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1,
1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975,
September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980,
October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983,
January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April
1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1,
1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994 and October 1, 1994 (said Indenture of Mortgage and Deed of Trust (i) as heretofore amended, being hereinafter generally called the "Mortgage Indenture," and (ii) together with said Supplemental Indentures thereto, being hereinafter generally called the "Mortgage"), all of which have been duly recorded as required by law, for the purpose of securing its First and Refunding Mortgage Bonds (of which $1,292,288,000) aggregate principal amount are outstanding at the date of this Supplemental Indenture) in an unlimited amount, issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length;

     WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create a further series of bonds under the Mortgage to be designated "First and Refunding Mortgage 7-7/8% Bonds, 1996 Series A" (hereinafter generally referred to as the "bonds of 1996 Series A"), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee's certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A appended hereto and made a part hereof; and

     WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of not in excess of One Hundred Sixty Million Dollars ($160,000,000) in aggregate principal amount of bonds of 1996 Series A and other necessary actions have been duly authorized by the Board of Directors of the Company; and

     WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 1996 Series A and to confirm the lien of the Mortgage on the property referred to below, all as permitted by Section 14.01 of the Mortgage Indenture; and

     WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the bonds of 1996 Series A, when executed by the Company and authenticated by the Trustee valid, binding and legal obligations of the Company have been authorized and performed;

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND
DEED OF TRUST WITNESSETH:

     That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditaments, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditaments, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditaments, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Bankers Trust Company, as Trustee, and its successor or successors in the trusts created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditaments, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto.

     Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

     TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

     Subject, however, to permitted liens, as defined in the Mortgage Indenture.

     IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

     And it is hereby covenanted that all such bonds of 1996 Series A are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

ARTICLE 1.

FORM AND PROVISIONS OF BONDS OF 1996 SERIES A

     SECTION 1.01. Designation; Amount. The bonds of 1996 Series A shall be designated "First and Refunding Mortgage 7-7/8% Bonds, 1996 Series A" and, subject to Section 2.08 of the Mortgage Indenture, shall not exceed One Hundred Sixty Million Dollars ($160,000,000) in aggregate principal amount at any one time outstanding. The initial issue of the bonds of 1996 Series A may be effected upon compliance with the applicable provisions of the Mortgage Indenture.

     SECTION 1.02.  Form of Bonds of 1996 Series A.  The bonds of
1996 Series A shall be issued only in fully registered form without coupons in denominations of One Thousand Dollars ($1,000) and multiples thereof.

     The bonds of 1996 Series A and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A appended hereto.

     SECTION 1.03. Provisions of Bonds of 1996 Series A; Interest Accrual. The bonds of 1996 Series A shall mature on June 1, 2001 and shall bear interest, payable semiannually on the first days of June and December of each year, commencing December 1, 1996, at the rate specified in their title, until the Company's obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the bonds of 1996 Series A, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date. The bonds of 1996 Series A shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 2.

     Each bond of 1996 Series A shall be dated as of June 1, 1996 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 1996 Series A, or if the date of authentication thereof is prior to November 16, 1996, then from the date of original issuance, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

     The person in whose name any bond of 1996 Series A is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest.
A subsequent record date may be established by the Company by notice mailed to the owners of bonds of 1996 Series A not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment (i.e., June 1 or December
1) shall mean the May 15 or November 15, as the case may be, next preceding such interest payment date, or if such May 15 or November 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

     SECTION 1.04.  Transfer and Exchange of Bonds of 1996 Series
A. The bonds of 1996 Series A may be surrendered for registration of transfer as provided in Section 2.06 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 1996 Series A of other authorized denominations. Notwithstanding the provisions of Section 2.06 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 1996 Series A or for the exchange of any bonds of 1996 Series A for such bonds of other authorized denominations.

     SECTION 1.05. Sinking and Improvement Fund. Each holder of a bond of 1996 Series A, solely by virtue of its acquisition thereof, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to any and all amendments to the Mortgage Indenture which are intended to eliminate or modify in any manner the requirements of the sinking and improvement fund as provided for in Section 6.14 thereof.


ARTICLE 2.

REDEMPTION OF BONDS OF 1996 SERIES A.

     The bonds of 1996 Series A shall be redeemable as a whole at any time or in part from time to time in accordance with the provisions of the Mortgage and upon not less than thirty (30) days' prior notice given by mail as provided in the Mortgage (which notice may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption and which notice shall be of no effect unless such moneys are so received on or before such date), either at the option of the Company, or for the purpose of any applicable provision of the Mortgage, at a redemption price equal to the greater of (i) 100% of their principal amount, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus in each case accrued interest to the date of redemption (the "Redemption Date").

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker having a maturity comparable to the remaining term of the bonds of 1996 Series A that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of 1996 Series A. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing to be selected by the Company and appointed by the Trustee.

     "Comparable Treasury Price" means, with respect to any Redemption Date (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and another Primary Treasury Dealer (as defined herein) at the option of the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

ARTICLE 3.

MISCELLANEOUS.

     SECTION 3.01. Benefits of Supplemental Indenture and Bonds of 1996 Series A. Nothing in this Supplemental Indenture, or in the bonds of 1996 Series A, expressed or implied, is intended to or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained. All the covenants, conditions and provisions hereof are and shall be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

     SECTION 3.02. Effect of Table of Contents and Headings. The table of contents and the description headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

     SECTION 3.03. Counterparts. For the purpose of facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.


     IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused these presents to be executed by a Vice President and its corporate seal to be hereunto affixed, duly attested by an Assistant Secretary, and Bankers Trust Company has caused these presents to be executed by an Assistant Vice President and its corporate seal to be hereunto affixed, duly attested by an Assistant Treasurer, as of the day and year first above written.

THE CONNECTICUT LIGHT AND POWER COMPANY

Attest:

By: /s/Theresa H. Allsop
Assistant Secretary

/s/John B. Keane
Name: John B. Keane
Title:   Vice President and Treasurer

(SEAL)

Signed, sealed and delivered in the presence of:

/s/Shelley Peters
/s/Tracy A. DeCredico

BANKERS TRUST COMPANY

Attest:

By: /s/Shafiq Jadavji
Assistant Treasurer

/s/Scott F. Thiel
Name: Scott F. Thiel
Title:   Assistant Vice President

(SEAL)

Signed, sealed and delivered in the presence of:
/s/J. Theriault
/s/Gina Evangelista
STATE OF CONNECTICUT     )
                         ) ss.: Berlin
COUNTY OF HARTFORD       )

     On this 20th day of June 1996, before me, Deborah A. Tawrel, the undersigned officer, personally appeared, John B. Keane and Theresa A. Allsop, who acknowledged themselves to be Vice President and Treasurer and Assistant Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation, and that they, as such Vice President and Treasurer and such Assistant Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as Vice President and Treasurer and Assistant Secretary, and as their free act and deed.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/Deborah A. Tawrel
Notary Public

My commission expires December 31, 2000

(SEAL)

STATE OF NEW YORK        )
                         ) ss.:    New York
COUNTY OF NEW YORK       )

     On this 20th day of June, 1996, before me, Sharon V. Alston, the undersigned officer, personally appeared Scott F. Thiel and Shafiq Jadavji, who acknowledged themselves to be an Assistant Vice President and an Assistant Treasurer, respectively, of BANKERS TRUST COMPANY, a corporation, and that they, as such Assistant Vice President such Assistant Treasurer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Assistant Vice President and Assistant Treasurer, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


/s/Sharon V. Alston
Notary Public

My commission expires 5/7/98

(SEAL)

SCHEDULE A

[FORM OF BOND OF 1996 SERIES A]

No.  $

THE CONNECTICUT LIGHT AND POWER COMPANY

Incorporated under the Laws of the State of Connecticut

FIRST AND REFUNDING MORTGAGE 7-7/8% BOND, 1996 SERIES A

PRINCIPAL DUE JUNE 1, 2001

     FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY,
a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company), hereby promises to
pay to                     , or registered assigns, the principal
sum of                     dollars, on the first day of June, 2001
and to pay interest on said sum, semiannually on the first days of June and December in each year, commencing December 1, 1996, until the Company's obligation with respect to said principal sum shall be discharged, at the rate per annum specified in the title of this bond from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is prior to November 16, 1996, then from the date of original issuance, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the May 15 or November 15, as the case may be, next preceding the interest payment date, or, if such May 15 or November 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

     Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

     This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Bankers Trust Company (hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

     IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its President by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.

Dated as of June 1, 1996.

THE CONNECTICUT LIGHT AND POWER COMPANY

By: /s/
Name:
Title:    President

Attest:

/s/
Name:
Title:    Secretary

[FORM OF TRUSTEE'S CERTIFICATE]

     Bankers Trust Company hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

BANKERS TRUST COMPANY, TRUSTEE


By: /s/
Name:
Title:    Authorized Officer


[FORM OF BOND]

[REVERSE]

THE CONNECTICUT LIGHT AND POWER COMPANY

FIRST AND REFUNDING MORTGAGE 7-7/8% BOND, 1996 SERIES A


     This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to One Hundred Sixty Million Dollars ($160,000,000), consisting only of registered bonds without coupons and designated "First and Refunding Mortgage 7-7/8% Bonds, 1996 Series A," all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by sixty-four Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935,
September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1,
1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April
1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1,
1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1,
1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1,
1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1,
1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1,
1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1,
1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1,
1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1,
1994 and June 1, 1996 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the "Mortgage"), all executed by the Company to Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided. The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided.

     This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage. Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

     This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

     Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of The Depository Trust Company, New York, New York ("DTC") or its nominee, which shall be considered to be the holder of all bonds of this series for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series. There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book-entry interests in bonds of this series ("Book-Entry Interests") having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the "Participants") and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee. DTC is to maintain records of positions of Participants in bonds of this series, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository. If the book-entry only system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

     The bonds of this series are subject to redemption prior to maturity as a whole at any time or in part from time to time in accordance with the provisions of the Mortgage, upon not less than thirty (30) days' prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, either at the option of the Company, or for the purposes of any applicable provision of the Mortgage at a redemption price equal to the greater of (i) 100% of their principal amount, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus in each case accrued interest to the date of redemption (the "Redemption Date").

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker having a maturity comparable to the remaining term of the bonds of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing to be selected by the Company and appointed by the Trustee.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and another Primary Treasury Dealer (as defined herein) at the option of the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-_% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

     As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of this bond, solely by virtue of its acquisition thereof, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to any and all amendments to the Mortgage which are intended to eliminate or modify in any manner the requirements of the sinking and improvement fund as set forth in Section 6.14 of the Mortgage.

     No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.


SCHEDULE B

TOWN OF ANDOVER

          All of the following described rights, privileges and easements situated in the Town of Andover, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(1)  Bigelow Brook Homes, Inc.     October 4, 1994     61   1101
(2)  Jodi M. Conway                July 6, 1995        63   334
(3)  Crossen Builders, Inc.        October 17, 1995    64   21


TOWN OF AVON

          All of the following described rights, privileges and easements situated in the Town of Avon, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(4)  Avon Park Properties          June 24, 1994       298  24
(5)  Avon Marketplace Limited      August 9, 1994      299  787*
     Partnership
(6)  Orchard Farms Development,    September 15, 1994  300  74
     Inc.
(7)  Felicia K. Castellani         December 27, 1994   303  383
(8)  Village Developers            December 23, 1994   303  37
(9)  Gorman Construction Co.,      April 11, 1995      306  275
     Inc.
(10) Presidential Development      July 10, 1995       309  47
     Corporation
(11) First National                June 23, 1995       310  19
     Supermarkets, Inc.
(12) Avonridge, Incorporated       June 26, 1995       309  622
(13) Sunset of Avon LLC            October 11, 1995    312  103
(14) Presidential Development      September 22, 1995  313  793
     Corporation
(15) Andrew W. Mason Associates,   October 16 1995     313  640
     Inc.
(16) Avon Residential Properties,  December 20, 1995   314  669
     Inc.
(17) E G Development Corporation   February 22, 1996   316  335
(18) Raymond H. Hanelius et al     April 19, 1996      318  388

       * Inter Alia - Simsbury


TOWN OF BARKHAMSTED

          All of the following described rights, privileges and easements situated in the Town of Barkhamsted, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(19) Irving A. Hart et al          May 22, 1995        97   194
(20) Stanley Slater, Jr. et al     May 9, 1995         97   229


TOWN OF BEACON FALLS

          All of the following described rights, privileges and easements situated in the Town of Beacon Falls, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:
                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(21) Thomas A. Skiparis et al      December 19, 1995   97   593
(22) Richard T. Jurzynski,         January 5, 1996     97   908
     managing member of Equity
     Builders, L.L.C.

TOWN OF BERLIN

          All of the following described rights, privileges and easements situated in the Town of Berlin, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(23) William C. Kilpatrick         December 8, 1994    367  350
(24) Richard Cotrona et al         August 11, 1994     367  906
(25) Edward Zukowski et al         April 19, 1995      370  861
(26) Farr Building Co., Inc.       September 8, 1994   372  537
(27) John P. Mitchell et al        June 29, 1989       295  921
(28) Rocky Hill Enterprises, Inc.  November 15, 1995   376  986




TOWN OF BETHEL

          All of the following described rights, privileges and easements situated in the Town of Bethel, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(29) Marcelle M. Hall              January 19, 1996    600  46


TOWN OF BETHLEHEM

          All of the following described rights, privileges and easements situated in the Town of Bethlehem, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(30) ABE Construction, Inc.        July 6, 1995        171  84
(31) Terrence J. Ballou            December 18, 1995   174  2


TOWN OF BLOOMFIELD

          All of the following described rights, privileges and easements situated in the Town of Bloomfield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(32) Tolland Enterprises           March 20, 1995      656  218
(33) Affiliated Health Systems of  May 26, 1995        661  322*
     Connecticut
(34) Gethsemane Missionary Baptist May 30, 1995        661  319
     Church, Inc.
(35) Deer Meadow of Bloomfield     March 24, 1992      552  296
     Limited Partnership
(36) Culbro Land Resources, Inc.   July 18, 1989       462  207

       * Inter Alia - Hartford


TOWN OF BOLTON

          All of the following described rights, privileges and easements situated in the Town of Bolton, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(37) Lawrence F. Fiano et al       August 24, 1995     85   890
(38) The Aldrich Company, LLC      September 15, 1995  86   11
     et al
(39) Donald W. Fish et al          September 12, 1994  84   5*
(40) Donald W. Fish et al          November 9, 1995    86   439

       Inter Alia - Glastonbury


TOWN OF BRANFORD

          All of the following described rights, privileges and easements situated in the Town of Branford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(41) Raymond J. Cappello           April 7, 1995       586  446
(42) Edmund L. Pantani, Trustee    August 10, 1995     593  282
(43) Property Development          October 2, 1995     596  309
     Unlimited, Inc.
(44) B. Pantani & Sons Builders,   August 3, 1994      575  929
     Inc.
(45) C.A.B.L.E. Development,       October 26, 1987    442  1009
     Incorporated
(46) J.J. Russo & Son              March 25, 1993      546  816
     Construction, Inc.
(47) Stony Creek Conservation      August 27, 1993     556  77
     Limited Partnership
(48) M & E Construction, Inc.      November 22, 1993   561  412
(49) J.J. Russo & Son              March 25, 1993      546  819
     Construction, Inc.
(50) Concept Home Developers,      September 23, 1992  533  426
     Incorporated
(51) William Uresky et al          June 7, 1993        553  917
(52) The Branford Partnership      August 27, 1993     555  1055
(53) State of Connecticut          February 23, 1995   603  633



TOWN OF BRIDGEWATER

          All of the following described rights, privileges and easements situated in the Town of Bridgewater, County of Litchfield and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(54) Carl Eric Vikstrom et al      June 19, 1995       42   760*

       * Inter Alia - New Milford


TOWN OF BRISTOL

          All of the following described rights, privileges and easements situated in the Town of Bristol, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(55) Allen Dionne et al            October 14, 1994    1141 329
(56) Bernard A. Martin et al       January 24, 1995    1147 958
(57) B & N Partners                January 24, 1995    1147 960
(58) Reiff Family Limited          February 27, 1995   1151 345
     Partnership
(59) Reiff Family Limited          July 26, 1993       1096 256
     Partnership
(60) Reiff Family Limited          March 10, 1995      1152 681
     Partnership
(61) Reiff Family Limited          November 4, 1994    1153 947
     Partnership
(62) Reiff Family Limited          August 31, 1993     1109 355*
     Partnership
(63) David T. MacDonald et al      June 2, 1995        1156 780
(64) Bruce Development             May 22, 1995        1156 778
     Corporation, Inc.
(65) City of Bristol               January 16, 1985    790  33
(66) Tilcon Minerals, Inc.         May 2, 1985         811  23
(67) Reiff Family Limited          December 12, 1995   1175 863
     Partnership

       * Inter Alia - Plymouth



TOWN OF BROOKFIELD

          All of the following described rights, privileges and easements situated in the Town of Brookfield, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(68) N. E. Development Corporation August 23, 1989     227  483
(69) Marvin M. Shiller             November 9, 1989    229  70


TOWN OF BROOKLYN

          All of the following described rights, privileges and easements situated in the Town of Brooklyn, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(70) Guy LaHaie et al              February 23, 1995   158  98
(71) Scott E. Mlyniec et al        August 24, 1995     162  262
(72) Paul R. Lehto                 August 21, 1995     162  227
(73) Paul J. Harrington et al      October 17, 1995    169  115


TOWN OF CANTERBURY

          All of the following described rights, privileges and easements situated in the Town of Canterbury, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(74) Gregory E. Engel et al        July 12, 1994       100  2
(75) Henry F. Miller               October 20, 1994    100  989
(76) Frederick C. Green et al      March 11, 1996      103  367




TOWN OF CANTON

          All of the following described rights, privileges and easements situated in the Town of Canton, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(77) Elenor C. Smith               July 26, 1994       202  223
(78) Frank J. Mairano              June 27, 1994       202  182
     Associates, Inc.
(79) Judith F. Mereschuk           June 30, 1994       202  186
(80) Steven C. Stang et al         June 12, 1995       207  209
(81) Michael A. Rembock            June 14, 1995       206  475


TOWN OF CHAPLIN

          All of the following described rights, privileges and easements situated in the Town of Chaplin, County of Windham and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(82) Gustav A. Birkmanis et al     September 20, 1994  58   643


TOWN OF CHESHIRE

          All of the following described rights, privileges and easements situated in the Town of Cheshire, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(83) Brodach-Briarcliffe, Inc.     July 20, 1994       1068 281
(84) Robert J. Greene              September 27, 1994  1076 350
     Construction, Inc.
(85) Dime Savings Bank of          August 25, 1992     931  178
     Wallingford et al
(86) Waller Development Corp.      October 21, 1994    1084 234
(87) Dime Savings Bank of          December 20, 1994   1087 228
     Wallingford et al
(88) James A. Fazzone et al        March 24, 1995      1097 112
(89) Carotenuto Excavating, L.L.C. July 26, 1995       1115 257
(90) The Advocate Community, Inc.  August 2, 1995      1119 64*
(91) Brodach Bickerton LLC         August 29, 1995     1122 247
(92) Industrial Avenue, L.L.C.     July 15, 1995       1113 306
(93) J. Murray Development         January 5, 1996     1141 78
     Limited Partnership
(94) Surburban Builders, Inc.      December 8, 1995    1141 56
(95) Stemer Development, LLC       April 23, 1996      1159 91

       * Inter Alia - Meriden

TOWN OF CHESTER

          All of the following described rights, privileges and easements situated in the Town of Chester, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(96) Terrence S. Mulcahey et al    March 30, 1993      81   499
(97) Edward A. Martorelli et al    November 22, 1993   83   674
(98) Raymond A. Manierre et al     September 22, 1993  83   6


TOWN OF CLINTON

          All of the following described rights, privileges and easements situated in the Town of Clinton, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(99) Jeffrey A. Corrone et al      August 7, 1995      240  114
(100) Elizabeth S. Young et al     August 30, 1995     241  855
(101) Lione Enterprises            October 5, 1994     234  493
(102) Thomas F. Smith              October 4, 1994     234  194
(103) Park Partners Limited        December 19, 1995   242  781
     Partnership
(104) Park Partners Limited        December 19, 1995   242  779
     Partnership
(105) Richard W. Wilson et al      December 11, 1995   242  715
(106) Rosenbaum & Associates       June 28, 1993       223  781
(107) William T. Esposito          July 12, 1993       224  335

TOWN OF COLCHESTER

          All of the following described rights, privileges and easements situated in the Town of Colchester, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(108) Pearl Epstein                May 8, 1995         381  226
(109) Peter S. Armando             September 12, 1995  389  319
(110) Donald A. Demar              December 9, 1994    373  261
(111) Flom Realty and              November 3, 1994    371  300
     Construction, Inc.
(112) Anthony P. Skut et al        December 17, 1994   373  277
(113) Rodney J. Goldberg           June 24, 1993       332  119
(114) Alex Getzoff et al           June 16, 1993       333  125
(115) K.C. Starwood, LLC et al     October 31, 1994    372  26
(116) Bruce Donald Grayson         May 12, 1993        328  253
(117) Richard M. Martin et al      September 1, 1994   366  354
(118) Frank G. Freeman et al       January 9, 1994     357  186
(119) Anthony P. Skut              February 8, 1994    351  338
(120) Stephen M. Fedus             July 13, 1993       333  324
(121) Robert E. L. Johnson, Jr.    August 3, 1993      335  130
     et al
(122) Akjaj Corporation            January 12, 1994    350  121
(123) Town of Colchester           December 23, 1993   347  191
(124) Daniel J. Guire              September 29, 1993  340  352


TOWN OF COLEBROOK

          All of the following described rights, privileges and easements situated in the Town of Colebrook, County of Litchfield and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(125) Yitzchok Mitnick, Trustee    July 17, 1995       58   57
     et al

TOWN OF COLUMBIA

          All of the following described rights, privileges and easements situated in the Town of Columbia, County of Tolland and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(126) Heritage Associates          July 13, 1995       106  82


TOWN OF COVENTRY

          All of the following described rights, privileges and easements situated in the Town of Coventry, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(127) Paxton Development Group     August 3, 1994      524  236
     Limited Partnership
(128) R. Homes, Inc.               August 8, 1994      526  237
(129) Clarence F. LaChapelle, Jr.  November 13, 1990   430  037
     et al
(130) Bradley J. Daar              November 29, 1994   532  290
(131) Edward J. Mangine et al      January 19, 1995    536  179
(132) John Van Epps                April 7, 1995       538  71
(133) Country Way Development,     May 24, 1995        540  202
     Inc.
(134) John Olender Corporation     November 6, 1995    551  90


TOWN OF CROMWELL

          All of the following described rights, privileges and easements situated in the Town of Cromwell, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(135) Michael Hintz                March 14, 1994      555  189
(136) Bartram Realty Co., Inc.     April 28, 1994      560  122
(137) Sebethe Associates           May 20, 1993        523  72
(138) McDonald's Corporation       October 13, 1993    540  150


TOWN OF DANBURY

          All of the following described rights, privileges and easements situated in the Town of Danbury, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(139) Pelham Products, Inc.        April 3, 1989       918  1
(140) Donald A. Taylor, Jr.,       October 12, 1995    1130 684
     Trustee
(141) Construction Consultants,    January 11, 1996    1139 356
     LLC
(142) Nelson G. Moore et al        March 22, 1996      1144 697
(143) City of Danbury              September 27, 1995  1130 706
(144) General Mills Restaurants,   July 13, 1995       1130 709
     Inc.


TOWN OF DARIEN

          All of the following described rights, privileges and easements situated in the Town of Darien, County of Fairfield and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(145) Frederick W. Byxbee, Trustee October 14, 1994    753  122



TOWN OF DEEP RIVER

          All of the following described rights, privileges and easements situated in the Town of Deep River, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(146) Shailer Farms LLC            March 20, 1995      139  29
(147) Architect's Hill, LLC        July 28, 1995       139  945
(148) John L. Mahoney et al        October 18, 1995    141  132
(149) Gary William Mislick         November 9, 1994    138  247
(150) Plattwood Industrial Park    November 21, 1994   138  299
     L.L.C.
(151) Ted Zito                     November 1, 1994    138  154
(152) Raymond Hayes et al          August 25, 1994     137  634
(153) Richard A. Hashagen          October 12, 1993    134  126
(154) Essex Savings Bank           August 24, 1993     133  562
(155) T.A.F. Associates            February 10, 1992   128  19


TOWN OF DURHAM

          All of the following described rights, privileges and easements situated in the Town of Durham, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(156) Henry Albert Berten et al    August 9, 1994      143  372
(157) Richard A. Lintz et al       February 2, 1995    145  374
(158) Richard M. Souza             March 30, 1995      145  697
(159) Nicholas Jay Sunday et al    April 10, 1995      145  775
(160) Roger B. Newton et al        May 11, 1995        146  85
(161) Kelly Battista               September 19, 1995  147  555
(162) John F. Defilippo et al      January 18, 1995    144  1097
(163) Sattler Building Company,    June 21, 1994       142  760
      Inc.
(164) The Town of Durham           June 18, 1993       137  585
(165) Marianne C. Corona et al     October 4, 1994     143  996
(166) Waller Development Corp.     July 19, 1993       138  895
(167) Boris Martinovic et al       July 21 1993        138  900
(168) James H. Clementel           June 16, 1994       142  836
(169) Cuomo Construction, Inc.     October 5, 1994     144  242
(170) Cuomo Construction, Inc.     October 26, 1994    144  243
(171) Frank C. Magnotta            October 28, 1994    144  244



TOWN OF EASTFORD

          All of the following described rights, privileges and easements situated in the Town of Eastford, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(172) Estate of Herbert E. Green   July 6, 1994        35   268
(173) Richard Stapp et al          August 25, 1995     36   297


TOWN OF EAST GRANBY

          All of the following described rights, privileges and easements situated in the Town of East Granby, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(174) Kathleen M. Ouellette et al  July 12, 1994       104  608
(175) Raymond J. Carnelli          November 13, 1995   108  362


TOWN OF EAST HADDAM

          All of the following described rights, privileges and easements situated in the Town of East Haddam, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(176) Donald J. Angersola          May 10, 1994        361  93
(177) Theodore Peck Associates     December 23, 1994   370  158
(178) Ralph Gometz                 February 22, 1995   372  143
(179) Ronald W. Quinn et al        May 16, 1995        375  92
(180) Zito Builders, Inc.          May 3, 1995         375  36
(181) Zito Builders, Inc.          May 3, 1995         375  34
(182) Frank Schwarz et al          July 3, 1995        379  42
(183) Ralph Gometz                 August 29, 1995     381  62
(184) William Wayne Rand et al     August 30, 1995     381  64
(185) Laurel Woods Development     May 13, 1993        341  154
     Corp.
(186) Richard M. Lagace et al      September 2, 1992   327  332
(187) Sally R. Hungerford          September 25, 1992  329  98
(188) Ted Zito                     March 19, 1993      339  267
(189) Robert Casner                September 12, 1994  366  82
(190) Fernand A. Tremblay          September 20, 1994  366  158
(191) Myron R. Bernstein           November 3, 1994    368  77
(192) Gary J. Sikorski et al       November 6, 1995    384  187

TOWN OF EAST HAMPTON

          All of the following described rights, privileges and easements situated in the Town of East Hampton, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(193) Rand Construction, Inc.      April 12, 1995      274  37
(194) Michael R. Gosselin et al    January 19, 1995    273  276
(195) William J. Moran, III        July 24, 1995       275  919
(196) Earl H. Wicklund             April 25, 1995      274  428
(197) Farmers & Mechanics Bank     December 21, 1994   272  693
(198) Richard M. Aroian et al      October 6, 1994     271  86
(199) Donald A. Gaudreau et al     September 14, 1994  270  639
(200) Antonio Rossini et al        May 17, 1993        258  910
(201) Thomas P. Cadden             November 8, 1995    278  983
(202) Austin J. McGuigan           October 23, 1995    278  985
(203) John Dart et al              June 30, 1993       260  568
(204) Estate of Frederick C.       July 2, 1993        260  566
     Hallberg et al


TOWN OF EAST HARTFORD

          All of the following described rights, privileges and easements situated in the Town of East Hartford, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(205) Commerce Center Association, January 6, 1994     1522 150
     Inc.
(206) Commerce Center One Limited  January 6, 1994     1522 152
     Partnership
(207) Town of East Hartford        November 29, 1993   1522 154
(208) Albert P. Handel, Jr. et al  April 28, 1992      1386 81
(209) East Hartford Community      October 6, 1995     1588 210
     Health Care, Inc.
(210) John Hancock Mutual Life     December 22, 1994   1590 34
     Insurance Company
(211) Apostol Laskee, Trustee      May 11, 1995        1568 188
(212) Friendly Ice Cream           May 12, 1995        1670 141
     Corporation



TOWN OF EAST LYME

          All of the following described rights, privileges and easements situated in the Town of East Lyme, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(213) T.M.K. Associates            June 1, 1992        377  363
(214) Envirotest Systems Corp.     February 15, 1995   387  607
(215) Claire M. Roy et al          October 17, 1985    216  1117
(216) Michael Nazarko et al        October 11, 1985    216  1119
(217) Kirk J. Nassetta et al       October 10, 1985    216  1121
(218) Barry Brindle et al          October 10, 1985    216  1123
(219) Shirley B. Love et al        October 10, 1985    216  1125
(220) Richard D. Love et al        October 10, 1985    216  1127
(221) E. J. Arsenault, Inc.        September 2, 1975   159  650
(222) T.M.K. Associates            May 23, 1995        391  296
(223) Muriel A. Soluri             May 6, 1993         352  22
(224) John Bialowans, Jr. et al    April 21, 1993      350  527
(225) Laurel Woods Development     August 26, 1993     358  263
     Corp.
(226) James M. Capodiece et al     February 1, 1993    346  483
(227) Kenneth D. Silvestri         March 18, 1994      372  355


TOWN OF EAST WINDSOR

          All of the following described rights, privileges and easements situated in the Town of East Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(228) HLM Incorporated             June 13, 1994       180  409
(229) Oakwood Developers, LLC      June 30, 1995       184  885
(230) Carl Nelson Construction,    September 20, 1995  185  827
     Inc. et al
(231) Adelbert L. Hallisey         May 2, 1996         189  530




TOWN OF ELLINGTON

          All of the following described rights, privileges and easements situated in the Town of Ellington, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(232) Michael D. Varney et al      October 4, 1994     212  438
(233) Thomas M. Orszulak et al     October 21, 1994    212  680
(234) Kenneth J. Boynton et al     January 20, 1995    214  552
(235) Jean L. Burns et al          January 27, 1995    214  588
(236) Ronald Petrucelli, Sr.       March 7, 1995       215  62
(237) Savage Builders, Inc.        April 17, 1995      215  786
(238) Dean Hyde                    April 15, 1995      215  782
(239) Sylvain Y. Fauteux et al     September 25, 1995  219  61
(240) T&M Building Co., Inc.       July 14, 1995       218  676
(241) Scott L. Luginbuhl et al     July 11, 1995       217  881
                                        &
                                   July 26, 1995
(242) Stephen D. Williams General  September 29, 1995  219  356
     Construction Company
(243) Abbottville, Inc.            January 26, 1996    221  871
(244) Crystal Ball L.L.C.          February 16, 1996   222  401


TOWN OF ENFIELD

          All of the following described rights, privileges and easements situated in the Town of Enfield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(245) Enfield Shopping Associates  May 26, 1994        889  192
(246) Leaska Construction Co.      October 10, 1994    892  14
(247) Richard W. Leno II et al     May 25, 1995        924  345
(248) GFG Realty LLC               July 14, 1995       932  145
(249) Frances A. Antonacci         July 14, 1995       932  147
(250) Christine A. Alaimo, Trustee September 25, 1995  944  255
(251) 55 Hazard Avenue Associates  January 17, 1996    963  93
     LLC
(252) The H.I.O. Trust, Inc.,      January 3, 1996     964  99
     Trustee



TOWN OF ESSEX

          All of the following described rights, privileges and easements situated in the Town of Essex, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(253) Opportunity One              April 13, 1995      154  587
(254) Opportunity One              January 16, 1996    158  741
(255) Pamela J. Zagurski et al     November 22, 1993   154  595
(256) Bushy Hill Real Estate, Inc. February 6, 1992    136  346
(257) Woodwin Development          January 31 1992     136  348
     Corporation
(258) Merz, Inc.                   February 28, 1996   159  458


TOWN OF FARMINGTON

          All of the following described rights, privileges and easements situated in the Town of Farmington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(259) Albert Francini              August 26, 1994     488  416
(260) ReJean Carrier               August 16, 1994     487  456*
(261) Richard S. Kucia et al       September 16, 1994  489  705
(262) Cornerstone Village L.L.C.   October 18, 1994    490  744
(263) J.F.C. Endeavors, Inc.       January 3, 1995     493  921
(264) Creative Communities Realty, February 24, 1995   495  780
     Inc.
(265) F Club, L.L.C.               March 27, 1995      497  158
(266) George J. Marcello et al     March 7, 1995       496  264
(267) Centennial Inns, Inc.        March 26, 1990      409  980
(268) George J. Marcello et al     December 17, 1991   433  660
(269) Paul DiTommaso et al         September 15, 1995  504  813
(270) Andre J. Gauvin et al        March 13, 1996      513  239
(271) Calvin S. Margison et al     March 8, 1996       513  318

       * Inter Alia - Plainville

TOWN OF FRANKLIN

          All of the following described rights, privileges and easements situated in the Town of Franklin, County of New London and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(272) Gail L. Whitney              June 14, 1995       49   608


TOWN OF GLASTONBURY

          All of the following described rights, privileges and easements situated in the Town of Glastonbury, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(273) Co-Op Initiatives, Inc.      March 23, 1994      868  235
(274) Frank S. Raffa et al         July 8, 1986        324  739
(275) The Aloha Hall Buck          July 24, 1995       953  327
     Family Trust
(276) Tyler Realty Corp.           April 28, 1995      937  203
(277) Brookview Development        April 28, 1995      937  207
     Company, Inc.
(278) James F. Ripper, Trustee     April 26, 1995      937  211
(279) Anna Accaputo                August 11, 1995     955  260
(280) Town of Glastonbury          October 6, 1995     966  258
(281) Concept Builders of          October 10, 1995    966  260
     Glastonbury, Inc.
(282) David F. Sherwood,           October 10, 1995    966  310
     Trustee et al
(283) Scott William Dufford        June 15, 1994       879  223
(284) Peter Jay Alter, Trustee     September 26, 1995  966  196
(285) Leonard Jacobs, Trustee      November 16, 1994   910  107
(286) Repoli Builders, Inc.        November 2, 1994    909  137
(287) Sugar Hill Builders, Inc.    May 13, 1993        773  266
(288) Creative Communities         April 19, 1993      763  329
     Realty, Inc.
(289) Edward J. Kamis, Jr. et al   October 27, 1993    819  240
(290) Jon A. Casella et al         August 26, 1993     805  242
(291) Louis P. Longo et al         July 29, 1993       801  273
(292) Kingswood Estates, Inc.      August 5, 1994      899  238
(293) Kingswood Estates, Inc.      August 5, 1994      899  240
(294) Donald W. Fish et al         October 20, 1994    906  69*
(295) Jacques and Son Land         December 29, 1995   982  117
     Development, Inc.
(296) Judith B. Landers            March 22, 1996      998  14

       * Inter Alia - Bolton


TOWN OF GRANBY

          All of the following described rights, privileges and easements situated in the Town of Granby, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(297) Mannarino Builders, Inc.     August 18, 1994     198  409
(298) First Bank of West Hartford  August 22, 1994     198  411
(299) RAPSPAR Enterprises, Ltd.    October 28, 1994    199  759
(300) Michael B. Guarco            October 31, 1995    205  574
(301) Ice Pond Association, Inc.   February 14, 1996   207  363


TOWN OF GREENWICH

          All of the following described rights, privileges and easements situated in the Town of Greenwich, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(302) LRPD Partners                July 12, 1989       1955 130
(303) Christine S. Coats           June 26, 1995       2683 223
(304) Larry Feinberg et al         June 30, 1995       2683 225
(305) Estate of Horst Von Hennig   May 31, 1995        2661 231
(306) Estate of Horst Von Henning  May 27, 1995        2661 232
(307) Estate of Horst Von Hennig   May 26, 1995        2661 233
(308) Diane Orlando                August 11, 1995     2689 36
(309) Rose A. Rinaldi              November 8, 1995    2731 308
(310) Suzanne L. Kremheller et al  December 5, 1995    2737 340



TOWN OF GRISWOLD

          All of the following described rights, privileges and easements situated in the Town of Griswold, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(311) Marcel L. Dagenais et al     July 27, 1994       160  397
(312) Charles L. Marks, Trustee    June 10, 1994       160  400
(313) Joseph J. Siner              December 6, 1994    162  451
(314) Harry A. Hansen, Jr.         May 2, 1994         158  181
(315) Theodore Gasparino et al     January 17, 1995    163  413
(316) Pine Trace, Inc.             October 4, 1995     167  745
(317) Michael A. Roman             September 18, 1995  167  531
(318) Gail L. Whitney et al        October 28, 1994    161  905
(319) Stephen F. Burr et al        May 16, 1995        168  5


TOWN OF GROTON

          All of the following described rights, privileges and easements situated in the Town of Groton, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(320) Stanton Farms L.L.C.         November 3, 1994    598  319
(321) Braebourne Estates LLC       April 10, 1995      607  178
(322) Watrous Properties Limited   December 7, 1992    558  709
     Partnership
(323) Leeward Realty Holding Corp. August 20, 1993     573  720
(324) Leeward Realty Holding Corp. August 20, 1993     573  718
(325) David K. Winchester          October 27, 1992    556  960
(326) Deerfield-At-Mystic Limited  February 9, 1996    619  939
     Partnership


TOWN OF GUILFORD

          All of the following described rights, privileges and easements situated in the Town of Guilford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(327) Page Realty Corporation      August 19, 1994     441  644
(328) RCK Builders, Inc.           May 13, 1994        437  124
(329) E. Scott Conover et al       August 9, 1994      441  304
(330) A. G. Russo Construction,    March 11, 1994      434  245
     Inc.
(331) Betty J. Morton              March 25, 1995      446  812
(332) Laurel Hollow Associates     October 18, 1994    446  141
     of Guilford, Inc.
(333) EDON, LLC                    August 11, 1995     451  259
(334) Peter J. Moleske et al       July 28, 1995       450  771
(335) William G. Lillis et al      April 28, 1995      447  640
(336) William S. Bailey, Sr. et al April 25, 1995      447  255
(337) M & E Construction, Inc.     August 3, 1995      450  1064
(338) Joann N. McMurray et al      April 10, 1995      447  108
(339) Angelo Moscato               June 9, 1995        450  125
(340) Allen B. Jacobs et al        September 7, 1995   452  420
(341) Elizabeth L. Orcutt,         August 18, 1995     453  626
     Executrix et al
(342) Kenneth Gamerman et al       June 27, 1994       438  801
(343) Archie Bailey et al          August 18, 1995     451  591
(344) William L. Yule et al        December 26, 1994   444  761
(345) Jeffrey A. Hocking           September 29, 1994  442  50
(346) Christopher Spencer Foote    September 2, 1994   441  473
(347) RCK Builders, Inc.           September 28, 1994  442  77
(348) Gaetano Troiano et al        December 7, 1995    455  864
(349) Brian S. Ferris et al        December 29, 1995   456  453
(350) Richard B. McCurdy et al     March 24, 1994      435  204
(351) Fox Hill Association, Inc.   June 7, 1993        425  458
(352) RCK Builders, Inc.           May 20, 1993        419  276
(353) Jeffey Hocking et al         January 4, 1993     412  834
(354) RCK Builders, Inc.           August 14, 1992     405  771
(355) Ronald W. Ferris et al       March 2, 1993       415  969
(356) Angelo Moscato et al         March 23, 1993      415  1014
(357) James F. Kohn et al          March 23, 1993      416  495
(358) Laurel Hollow Associates     March 31, 1993      420  33
     of Guilford, Inc.
(359) Estate of Ruby M. Orcutt     January 14, 1994    435  834
     et al
(360) Neighborhood Builders, Inc.  June 11, 1993       420  1080
(361) Christopher McManus          December 29, 1992   412  847
     Building, Inc.
(362) Kevin J. Kenny               July 27, 1993       423  1071
(363) RCK Builders, Inc.           January 29, 1993    413  1065
(364) Long Hill Farms, Ltd. et al  July 7, 1994        438  1053
(365) John J. Johnson et al        January 2, 1995     457  986
(366) Ferris Builders, Inc.        December 29, 1995   457  397
(367) Dudley A. Harrison et al     March 13, 1996      458  659



TOWN OF HADDAM

          All of the following described rights, privileges and easements situated in the Town of Haddam, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(368) Sy P. Soobitsky et al        March 28, 1995      201  574
(369) Alexander Belau et al        April 22, 1995      201  957
(370) Donald J. Guire              January 24, 1995    200  871
(371) Lorraine J. Bouffard et al   July 24, 1994       199  369
(372) William T. Supple et al      July 24, 1994       199  361
(373) The Estate of Barbara M. Lee July 24, 1994       199  363
(374) Charles E. Piper             August 25, 1994     199  365
(375) Susan Lilley et al           July 24, 1994       199  367
(376) Maria F. Bellemare et al     July 24, 1994       199  371
(377) Vincent D'Acri               July 3, 1994        198  645
(378) E. William Weeks et al       September 16, 1993  193  949
(379) Walkley Heights Associates   November 18, 1993   195  211
(380) Charles H. Upham et al       November 22, 1993   195  213
(381) Zupan Building Contractors,  August 29, 1994     201  156
     Inc.
(382) John J. Oktavec et al        December 26, 1995   205  567



TOWN OF HARTFORD

          All of the following described rights, privileges and easements situated in the Town of Hartford, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(383) Capitol Region Education     August 11, 1994     3506 267
     Council
(384) Stacy Realty Co., Inc.       August 4, 1994      3506 109
(385) North Hartford Development   November 1, 1993    3530 334
     Corporation et al
(386) Affiliated Health Systems of May 26, 1995        3592 34
     Connecticut, Inc.
(387) Gerald N. Sciarra            February 27, 1989   2911 7
(388) State of Connecticut         August 8, 1995      3627 92
(389) State of Connecticut         September 8, 1995   3631 12
(390) Heublein, Inc.               March 11, 1996      3676 164*

       * Inter Alia - West Hartford


TOWN OF HARTLAND

          All of the following described rights, privileges and easements situated in the Town of Hartland, County of Hartford and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(391) Designing Eden, LLC          August 31, 1995     59   200



TOWN OF HEBRON

          All of the following described rights, privileges and easements situated in the Town of Hebron, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(392) David P. Caron et al         July 27, 1994       167  610
(393) Rossetto Builders, Inc.      January 23, 1995    169  1041
     et al
(394) Mountain View Estates        April 19, 1995      170  915
(395) Sentinal Woods Associates    April 19, 1995      170  980
     LLC
(396) Tall Oaks Associates et al   April 25, 1992      152  634
(397) Gentry Associates            August 24, 1992     153  650
(398) Peter Patrocinio             June 6, 1994        166  482
(399) R.A.M. Associates, Inc.      November 28, 1994   169  137
(400) Walter C. Hentschel et al    September 13, 1994  168  72
(401) Harry J. Lavoie, Jr. et al   June 29, 1994       167  29
                                        &
                                   June 30, 1994
(402) McCorrison-D.W. Fish Realty, September 24, 1993  162  48
     Inc.


TOWN OF KENT

          All of the following described rights, privileges and easements situated in the Town of Kent, County of Litchfield and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(403) Manhattan Mortgage           April 8, 1996       109  784
     Corporation


TOWN OF KILLINGLY

          All of the following described rights, privileges and easements situated in the Town of Killingly, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(404) R.F. Daddario & Sons, Inc.   August 24, 1994     614  21
(405) Darlene A. Gallerani         September 8, 1994   614  23
(406) Jack A. Gallup et al         August 20, 1994     614  25
(407) Brenda L. House              August 20, 1994     614  27
(408) Caroline Howard              August 20, 1994     614  29
(409) Richard E. Mulvey, Jr. et al October 17, 1994    615  237
(410) Stephen T. DeVillez et al    August 25, 1995     639  55
(411) R. F. Daddario Builders,     September 7, 1995   641  155
     L.L.C.


TOWN OF KILLINGWORTH

          All of the following described rights, privileges and easements situated in the Town of Killingworth, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(412) Sally W. Echlin              August 28, 1995     134  512
(413) Bantel Development           June 12, 1995       133  370
     Corporation
(414) Raymond Papandrea            December 23, 1994   131  701
(415) Steven W. Parsons            June 21, 1993       123  515
(416) Ronald G. Adams, II et al    March 26, 1993      122  189
(417) Cynthia J. Falvey et al      April 5, 1993       122  205
(418) Christine Mary Geyer         January 21, 1993    121  254
(419) LaFata Land Development      March 9, 1992       115  687
     Corp.



TOWN OF LEBANON

          All of the following described rights, privileges and easements situated in the Town of Lebanon, County of New London and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(420) Christopher Jordan           November 29, 1994   160  825


TOWN OF LEDYARD

          All of the following described rights, privileges and easements situated in the Town of Ledyard, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(421) Walter A. Dziengiel et al    May 16, 1994        242  631
(422) David R. Santacroce et al    March 17, 1995      249  497
(423) Joanne D. Spruance et al     June 15, 1995       251  339
(424) Stan Steinberg, Trustee of   April 11, 1995      250  73
     ITC Investments, Inc. Profit
     Sharing Trust
(425) Marie E. Burton              May 11, 1995        250  845
(426) Robert S. Iliff, Jr. et al   May 14, 1993        229  897
(427) Gales Ferry Associates et al June 28, 1993       231  339
(428) Lorraine M. Burton et al     November 15, 1990   212  654
(429) Alan L. Burton et al         November 15, 1990   212  656


TOWN OF LYME

          All of the following described rights, privileges and easements situated in the Town of Lyme, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(430) The State Street Mortgage    June 24, 1994       98   161
     Company
(431) James O'Connell              June 20, 1994       98   166
(432) Essex Savings Bank           June 17, 1993       94   943
(433) Wilt Built Homes, Inc.       April 19, 1993      94   691

TOWN OF MADISON

          All of the following described rights, privileges and easements situated in the Town of Madison, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(434) Strathmore Farms Development April 4, 1994       609  206
     Corporation
(435) Jean M. Thompson             February 10, 1994   606  139
(436) Peter Smith Building Company May 24, 1995        659  302
(437) Richard A. Gentile           August 24, 1995     671  23
(438) Crossroads Associates, LLC   September 12, 1995  671  330
(439) Indigo Woods, L.L.C.         October 20, 1995    677  202
(440) Robert H. Hausman et al      January 24, 1995    646  242
(441) Coastline Construction Corp. October 21, 1994    640  177
(442) Nordic Builders Ltd.         November 2, 1994    637  154
(443) George P. Koch, Jr. et al    October 18, 1994    635  309
(444) Venuti Associates            November 2, 1994    638  258
(445) Joseph S. Milano             November 11, 1994   639  14
(446) Paul W. Chittenden           September 30, 1994  635  230
(447) Suburban Builders, Inc.      November 8, 1995    680  301
(448) Donn Vernon Dobson et al     September 14, 1994  632  147
(449) Robert W. Scott et al        April 28, 1993      554  194
(450) Frederick J. Kelly           June 8, 1993        559  187
(451) Diane S. Padelli et al       August 23, 1993     573  114
(452) PVA Limited Partnership      June 9, 1994        620  135
(453) Fairfax Homes, Inc.          April 23, 1993      551  37
(454) The Orchard of Madison       July 21, 1994       626  278
     Limited Partnership

TOWN OF MANCHESTER

          All of the following described rights, privileges and easements situated in the Town of Manchester, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(455) Adrian Realty Trust          July 27, 1995       1768 115
(456) Sielev Associates            July 31, 1995       1768 117
(457) Michael Bugnacki             June 8, 1995        1759 17
(458) Richard F. Dukett et al      June 8, 1989        1335 159
(459) Marshall C. Taylor           June 22, 1989       1335 161
(460) Manchester Gardens           May 31, 1991        1454 170
     Condominium Association, Inc.
(461) SBM, Ltd.                    October 25, 1995    1784 85


TOWN OF MANSFIELD

          All of the following described rights, privileges and easements situated in the Town of Mansfield, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(462) Beaudoin Construction Co.,   November 5, 1993    351  445
     Inc.
(463) Vinton E. White et al        September 19, 1994  335  209
(464) Roger E. Perfetto            September 1, 1995   366  137


TOWN OF MARLBOROUGH

          All of the following described rights, privileges and easements situated in the Town of Marlborough, County of Hartford and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(465) James R. Celio               December 2, 1994    109  492




TOWN OF MERIDEN

          All of the following described rights, privileges and easements situated in the Town of Meriden, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(466) The Advocate Community, Inc. August 2, 1995      2120 59*
(467) St. Mary's Roman Catholic    October 12, 1993    1974 119
     Church Corporation
(468) The Miller Company           September 25, 1995  2134 63
(469) Q.V. Limited Partnership     January 8, 1993     1914 10

       * Inter Alia - Cheshire


TOWN OF MIDDLEBURY

          All of the following described rights, privileges and easements situated in the Town of Middlebury, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(470) Carl Griffith                August 10, 1977     80   395
(471) Raymond A. Caruso            October 12, 1995    142  179
(472) Mark K. Zielke               October 16, 1995    143  423
(473) Thomas M. Preston et al      February 28, 1996   144  599


TOWN OF MIDDLEFIELD

          All of the following described rights, privileges and easements situated in the Town of Middlefield, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(474) Howard L. Carlson et al      May 11, 1994        84   357
(475) David B. Yager et al         November 5, 1994    85   988
(476) Marguerite Dicostanzo        July 2, 1993        81   220
(477) Chestnut Hill Corporation    August 31, 1993     81   907
(478) Cheryl Ann Pizzo             November 30, 1995   91   109
(479) Town of Middlefield          April 18, 1996      92   176



TOWN OF MIDDLETOWN

          All of the following described rights, privileges and easements situated in the Town of Middletown, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(480) Westridge Association, Inc.  July 18, 1995       1075 128
(481) The Bysiewicz Corporation    January 30, 1995    1071 265
(482) John Greco                   June 15, 1994       1047 229
(483) Lisa Passanesi               June 19, 1995       1074 313
(484) Tuttle Road Associates       November 18, 1994   1059 336
(485) John S. Ott et al            June 22, 1993       1014 424
(486) The Bysiewicz Corporation    June 14, 1993       1013 593
(487) Richard M. Lagace et al      October 7, 1994     1056 43
(488) B & P Development            October 8, 1993     1024 635
(489) Sebastian C. Mazzotta        November 12, 1993   1028 27
(490) Miles Homes, Inc.            October 25, 1995    1082 579
(491) Yvon Beaudoin Builder, Inc.  October 20 1995     1082 659



TOWN OF MONROE

          All of the following described rights, privileges and easements situated in the Town of Monroe, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(492) Home Building Construction,  September 13, 1995  677  141
     Company, Inc.
(493) MGM Associates               March 1, 1996       694  65


TOWN OF MONTVILLE

          All of the following described rights, privileges and easements situated in the Town of Montville, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(494) Leo J. Archambault et al     March 23, 1994      267  461
(495) Roger L. Phillips et al      April 7, 1994       266  791
(496) Robert Daly                  June 6, 1986        175  281
(497) Steven J. Coit et al         July 30, 1994       271  759
(498) Brian P. McNamara et al      December 21, 1995   284  395
(499) Alejo F. Ortega et al        December 23, 1992   250  52
(500) Albert H. Hary et al         May 2, 1994         267  631
(501) F and T Industries, Inc.     July 1, 1993        256  635
(502) J & S Realty Group, Inc.     January 23, 1992    239  893
(503) Robert J. Day                January 6, 1995     274  823


TOWN OF NAUGATUCK

          All of the following described rights, privileges and easements situated in the Town of Naugatuck, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(504) Bridge Shopping Center       July 13, 1995       416  84
     Limited Liability Company
(505) James P. Warren, Jr.         May 15, 1995        414  231
(506) City Hill Associates, Inc.   June 19, 1995       413  820
(507) Joan M. Corsino et al        February 5, 1996    424  309
(508) City Hill Associates, Inc.   January 25, 1996    424  243
(509) Joan M. Corsino et al        March 8, 1996       426  576


TOWN OF NEW BRITAIN

          All of the following described rights, privileges and easements situated in the Town of New Britain, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(510) The City of New Britain      March 21, 1995      1197 608
(511) Coppermine Estates, Inc.     May 23, 1995        1201 122
(512) Tomasso Brothers, Inc.       July 12, 1995       1202 320
(513) New Britain General Hospital October 12, 1995    1209 230


TOWN OF NEW CANAAN

          All of the following described rights, privileges and easements situated in the Town of New Canaan, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(514) Stately Homes, LLC           September 27, 1995  445  444
(515) Building and Land            January 31, 1996    450  734
     Technology Corp.


TOWN OF NEW FAIRFIELD

          All of the following described rights, privileges and easements situated in the Town of New Fairfield, County of Fairfield and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(516) Mangold Investment           August 31, 1995     254  753
     Partners I


TOWN OF NEW HARTFORD

          All of the following described rights, privileges and easements situated in the Town of New Hartford, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(517) Monument Realty, Inc.        November 17, 1995   163  125
(518) Gerald E. Poley et al        November 27, 1995   164  83

TOWN OF NEW LONDON

          All of the following described rights, privileges and easements situated in the Town of New London, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(519) Louis A. Gencarelli, Sr.     September 5, 1989   761  320
(520) Classic Modular Homes, Inc.  September 25, 1989  761  317


TOWN OF NEW MILFORD

          All of the following described rights, privileges and easements situated in the Town of New Milford, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(521) Craftsmen Land Development   June 24, 1987       374  48
     Company, Inc.
(522) Carl Eric Vikstrom et al     June 19, 1995       518  60*
(523) Karl J. Kusen et al          July 6, 1995        518  52
(524) Wayden Builders, Inc.        June 13, 1995       516  842
(525) Alan J. Graham               March 3, 1995       510  982
(526) Crossbrook Developers, LLC   October 6, 1995     524  522
(527) Jane Gregory et al           October 13, 1995    524  694
(528) D & D Lillis Developers, LLC October 6, 1995     525  750
(529) Fountain Motel Pension Plan  October 20, 1995    525  147
(530) Robert J. Guendelsberger     July 11, 1989       410  519
(531) Jane M. Rothe et al          April 13, 1995      528  308
(532) G. C. Foundations, Inc.      November 28, 1995   528  310
(533) Park Lane-Crossbrook         November 14, 1995   528  472
     Associates, LLC et al
(534) Florida Hill Road            February 16, 1996   531  1
     Corporation et al
(535) Rose-Wein, L.L.C.            March 8, 1996       532  675

     * Inter Alia - Bridgewater


TOWN OF NEWINGTON

          All of the following described rights, privileges and easements situated in the Town of Newington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(536) Roswell Associates, Inc.     November 3, 1994    1009 199
(537) Webster Hills LLC            September 21, 1995  1048 183



TOWN OF NEWTON

          All of the following described rights, privileges and easements situated in the Town of Newton, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(538) M & E Land Group             August 17, 1995     517  852
(539) Bennetts Farm Associates     September 5, 1995   518  743
(540) Walnut Tree Developers, Inc. September 4, 1995   520  422
(541) Loan Oak Development, Inc.   October 10, 1995    520  601
(542) Terhaar Builders, L.L.C.     September 7, 1995   519  498
(543) Danziger Development, Inc.   November 17, 1995   522  859
(544) H. Tom Parsons               November 16, 1995   522  636
(545) Loan Oak Development, Inc.   December 1, 1995    523  258
(546) High Meadow Farm Associates  March 4, 1996       530  199
(547) M & E Land Group             January 2, 1996     525  558
(548) Constance Wong et al         December 28, 1995   525  549


TOWN OF NORTH STONINGTON

          All of the following described rights, privileges and easements situated in the Town of North Stonington, County of New London and State of Connecticut, more particularly described in the following deeds, viz:
                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(549) Mary McCabe et al            September 27, 1994  103  599
(550) Gray Lawn, Corp.             September 14, 1990  84   956
(551) Tracey D. Duell              August 9, 1994      102  851
(552) B & D Associates             June 14, 1994       102  198
(553) Wm. Duer Corp.               August 16, 1995     107  46
(554) Lois S. Tefft et al          September 21, 1994  103  284
(555) Development Associates, Inc. April 2, 1993       96   172



TOWN OF NORWALK

          All of the following described rights, privileges and easements situated in the Town of Norwalk, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(556) William S. Donnelly et al    April 6, 1995       3060 97
                                        &
                                   April 12, 1995
(557) Getner Farms Associates,     October 24, 1995    3137 121
     Inc.
(558) Tartaglia Limited       September 29, 1995       3137 11
     Partnership


TOWN OF OLD LYME

          All of the following described rights, privileges and easements situated in the Town of Old Lyme, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(559) Michael E. Patterson et al   August 2, 1994      98   504
(560) Edmund H. Wolcott et al      August 30, 1995     227  373
(561) John E. Pfeiffer et al       May 22, 1995        225  875
(562) Andrew Pfeiffer              May 22, 1995        225  877
(563) Jean Adair McCulloch et al   May 22, 1995        225  879
(564) Kenneth G. Boyer et al       December 9, 1994    223  866
(565) Beaver Brook Associates      March 21, 1990      190  107
(566) John F. Coyne                September 4, 1989   193  620
(567) Roberta Y. Davis             September 4, 1989   193  618
(568) Herbert J. Gorneault         September 4, 1989   193  622
(569) Jeffrey W. Navin             September 4, 1989   193  616
(570) John O'Reilly                September 4, 1989   193  625
(571) David W. Lane et al          December 15, 1994   223  616
(572) Peter A. Lapolla et al       August 24, 1994     222  100
(573) Laurel Heights II Limited    December 28, 1994   223  974
     Partnership
(574) James J. McQuade et al       May 13, 1993        212  528
(575) Stratton N. McKillop         April 30, 1993      212  530
(576) David W. Dangremond et al    April 30, 1996      231  547



TOWN OF OLD SAYBROOK

          All of the following described rights, privileges and easements situated in the Town of Old Saybrook, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(577) Blue Point, Inc.             February 7, 1995    323  596
(578) Dennis P. Breslin            October 25, 1995    330  390
(579) William H. Hull et al        August 10, 1993     309  761
(580) Blue Point, Inc. et al       November 17, 1995   331  941
(581) Lookout Hill Development     April 19, 1994      317  292
     Corporation

TOWN OF OXFORD

          All of the following described rights, privileges and easements situated in the Town of Oxford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(582) Randy D. Crump               May 31, 1978        90   501
(583) Randy D. Crump               May 31, 1978        90   504
(584) Towantic Associates, L.L.C.  August 4, 1995      183  347
(585) Golden Engineering, Inc.     March 27, 1996      187  652
     et al
(586) Gary William Hylinski et al  April 2, 1996       187  747



TOWN OF PLAINFIELD

          All of the following described rights, privileges and easements situated in the Town of Plainfield, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(587) Charles W. Corson, Jr. et al November 10, 1994   225  341
(588) Dow Road Associates, Inc.    June 19, 1995       228  163
(589) Andrew W. Devolve et al      November 20, 1995   231  698
(590) Alfred Larry Daigneault      January 24, 1996    232  731

TOWN OF PLAINVILLE

          All of the following described rights, privileges and easements situated in the Town of Plainville, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(591) ReJean Carrier et al         August 16, 1994     313  1178*
(592) Tomlinson Associates         October 2, 1986     240  777
     Limited Partnership
(593) Manafort Family Limited      January 6, 1995     317  480
     Partnership
(594) Richard D. Jones, Trustee    December 29, 1994   317  482
(595) Ledge Hill, Inc.             March 13, 1995      318  643

       * Inter Alia - Farmington

TOWN OF PLYMOUTH

          All of the following described rights, privileges and easements situated in the Town of Plymouth, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(596) Fall Mountain Associates     August 19, 1993     248  702*
(597) Norman Martin                May 16, 1995        251  691
(598) Timothy Bobroske Company,    August 29, 1995     252  612
     Incorporated
(599) Cyril R. Pelletier et al     August 31, 1995     252  593
(600) Daniel F. LaVallee et al     August 29, 1994     246  1026
(601) Daniel F. LaVallee et al     September 30, 1993  253  332
(602) Daniel F. LaVallee et al     September 30, 1993  253  336
(603) Michael J. Dilger            October 14, 1993    253  338

       * Inter Alia - Bristol
TOWN OF POMFRET

          All of the following described rights, privileges and easements situated in the Town of Pomfret, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(604) Carol B. Rogerson            September 30, 1994  117  190
(605) John L. Hartshorn et al      May 12, 1995        123  7


TOWN OF PORTLAND

          All of the following described rights, privileges and easements situated in the Town of Portland, County of Middlesex and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(606) Theodore S. Miazga et al     December 8, 1993    302  265


TOWN OF PORTLAND

          All of the following described pieces or parcels of land with any improvements thereon situated in the Town of Portland, County of Middlesex and State of Connecticut, more particularly described in the following deed, viz:

(607) A certain piece or parcel of land shown as "Parcel B," lying northerly of and adjoining the intersection of Middle Haddam Road and Breezy Corners Road, the southwesterly corner of which is located about 290 feet northeasterly of said intersection in the Town of Portland, County of Middlesex, State of Connecticut and more particularly described in the deed of Kevin T. Nixon, Trustee to the Company dated November 27, 1995 and recorded in Volume 302, Page 147 of the Portland Land Records, to which deed reference is hereby made.


TOWN OF PRESTON

          All of the following described rights, privileges and easements situated in the Town of Preston, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(608) Nancy A. Cartell             May 9, 1994         105  566
(609) Roger L. Hatch               March 30, 1994      105  568
(610) Bruce Morris                 October 18, 1995    109  275
(611) Randolph F. Stolz et al      September 29, 1994  106  490

TOWN OF PROSPECT

          All of the following described rights, privileges and easements situated in the Town of Prospect, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(612) Roger C. Drew et al          December 1, 1994    251  210
(613) Frank Mazzella               September 11, 1995  263  137
(614) Anne M. Rogers et al         August 30, 1995     262  312
(615) Robinmark Development        July 10, 1995       260  190
     Group, LLC


TOWN OF PUTNAM

          All of the following described rights, privileges and easements situated in the Town of Putnam, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(616) Sharon L. Belliveau et al    June 16, 1995       276  240
(617) John Peckham et al           November 15, 1995   283  41


TOWN OF REDDING

          All of the following described rights, privileges and easements situated in the Town of Redding, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(618) Peter R. Kolf et al          December 14, 1995   198  3
(619) Costa Stergue, Trustee       November 9, 1995    197  650
(620) Eugene S. Boughton et al     April 27, 1995      193  522
(621) Real-Vest Corporation        February 26, 1996   199  643



TOWN OF RIDGEFIELD

          All of the following described rights, privileges and easements situated in the Town of Ridgefield, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(622) Michael J. Autuori et al     June 10, 1994       494  1012
(623) Michael D. Azzara et al      August 3, 1995      513  130
(624) Jules Eppoliti et al         July 24, 1995       511  982
(625) Lawrence Leary               August 2, 1995      512  599
(626) Saint Stephen's Church       August 11, 1995     515  230
(627) DiAcri Builders, Inc.        February 23, 1995   505  837
(628) Reed L. Whipple              March 1, 1995       505  759
(629) Bertram H. Ison              October 18, 1995    517  189
(630) Robert J. Vredenburgh et al  October 17, 1995    517  243
(631) Stasio, Inc.                 December 6, 1995    520  186
(632) Francis X. Houser, Jr. et al December 26, 1995   519  931
(633) Peter H. Wyden               December 8, 1995    519  178
(634) Level Acre Farm, LLC         March 13, 1996      523  841

TOWN OF ROCKY HILL

          All of the following described rights, privileges and easements situated in the Town of Rocky Hill, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(635) F & S Associates             August 24, 1994     283  200
(636) Trinity Knoll Development    January 9, 1995     288  374
     Co.
(637) LGM/BT Rocky Hill Limited    January 19, 1995    288  451
     Partnership
(638) Ramblewood, Incorporated     May 5, 1995         290  696
(639) Trinity Ridge Associates     March 23, 1995      289  137
     Limited Partnership
(640) Robert Dillon                September 14, 1995  294  854
(641) Robert Chiulli               September 15 ,1995  294  862



TOWN OF SALEM

          All of the following described rights, privileges and easements situated in the Town of Salem, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(642) Roger L. Phillips et al      May 2, 1995         93   553
(643) Denbar Associates, Inc.      August 18, 1995     95   329
     et al
(644) Thomas P. Banks et al        December 6, 1994    91   559
(645) David McNaughton et al       November 9, 1994    91   354
(646) Charles A. Savalle et al     September 26, 1994  91   110
(647) Richard D. Martin et al      September 9, 1994   91   51


TOWN OF SEYMOUR

          All of the following described rights, privileges and easements situated in the Town of Seymour, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(648) Saturno P. Francini          October 25, 1995    222  394
(649) George M. Zrelak et al       February 21, 1996   224  779

TOWN OF SHERMAN

          All of the following described rights, privileges and easements situated in the Town of Sherman, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(650) Peter Gadiel                 June 2, 1995        76   504
(651) Highland Limited Partnership September 12, 1995  77   7
(652) Anthony V. Hapanowich        January 12, 1995    75   758
(653) John S. Shull et al          May 8, 1989         59   581
(654) R. Richard Brescia           November 15, 1989   60   840



TOWN OF SIMSBURY

          All of the following described rights, privileges and easements situated in the Town of Simsbury, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(655) Wendy J. Borawski            August 2, 1994      433  559
(656) Ensign-Bickford Realty       July 26, 1994       433  68
     Corporation
(657) Avon Marketplace Limited     August 9, 1994      434  1198*
     Partnership
(658) C.G.R. Developers, Inc.      November 21, 1994   437  1266
(659) Avonridge, Incorporated      November 28, 1994   438  34
(660) Avonridge, Incorporated      November 28, 1994   438  36
(661) JSH Building, Inc.           February 8, 1995    440  705
(662) Joylin Development           June 1, 1995        443  196
     Company, LLC
(663) Colbert Building &           June 27, 1995       443  1194
     Development Company, L.L.C.
(664) Simsbury Turnpike Realty     May 23, 1995        444  932
     Company
(665) C.G.R. Developers, Inc.      December 14, 1995   451  645
(666) Frederick A. McNutt et al    February 8, 1996    452  712
(667) Craig Meyer Development      April 15, 1996      455  164
     Corporation
(668) Jean A. Maletta et al        April 11, 1996      455  919

       * Inter Alia - Avon

TOWN OF SOMERS

          All of the following described rights, privileges and easements situated in the Town of Somers, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(669) Robert A. Urso               May 3, 1995         164  451
(670) Daniel Sirois, Thomas W.     November 2, 1994    166  796
     Pethigal and Associates
(671) GDS Development Corp.        October 12, 1995    166  798



TOWN OF SOUTH WINDSOR

          All of the following described rights, privileges and easements situated in the Town of South Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(672) Clark Realty, Inc.           August 3, 1994      805  278
(673) RSK-KELLCO, Inc.             September 16, 1994  812  269
(674) Charing Road Limited         December 8, 1994    824  204
     Partnership
(675) Kenneth Boynton, Trustee     June 30, 1995       850  80
     et al
(676) Anthony P. Dworak, III       April 17, 1995      839  248
(677) B & M Enterprises, Inc.      September 28, 1995  860  53
(678) RSK-KELLCO, Inc.             July 31, 1995       852  247
(679) The LaCava Construction      October 23, 1995    863  109
     Company
(680) Dart Hill Realty, Inc.       December 15, 1995   871  120


TOWN OF SOUTHBURY

          All of the following described rights, privileges and easements situated in the Town of Southbury, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(681) Hemlock Ridge Estates, Inc.  August 23, 1995     300  233
(682) Joseph Visconti et al        October 31, 1995    302  24
(683) Bryan J. Slattery            November 14, 1995   302  772
(684) Fred D'Amico                 November 14, 1995   302  1062
(685) Daniel N. Crewe              September 28, 1995  301  705
(686) Susan D. Saponaro            December 13, 1995   303  826
(687) Robert W. Major, Jr. et al   April 19, 1995      295  1195
(688) Lewis J. Finch               March 20, 1996      306  144


TOWN OF SOUTHINGTON

          All of the following described rights, privileges and easements situated in the Town of Southington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(689) M. Stewart Ramsay et al      September 2, 1994   605  739
(690) LePage Homes, Inc.           November 22, 1994   612  532
(691) Milo & Denorfia Construction March 16, 1995      617  160
     Co., Inc.
(692) Milo & Denorfia Construction April 21, 1995      619  254
     Co., Inc.
(693) Nutmeg Builders &            November 14, 1995   633  252
     Developers, Inc.
(694) Alison Wight                 August 24, 1993     590  149
(695) James L. Berg et al          August 24, 1993     590  151
                                        &
                                   November 5, 1993
(696) Craig C. Fournier et al      September 23, 1993  577  227
(697) Farmingberry Development     November 10, 1993   580  712
     Corp.


TOWN OF SPRAGUE

          All of the following described rights, privileges and easements situated in the Town of Sprague, County of New London and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(698) Stanley E. Wildermuth et al  February 13, 1996   51   575


TOWN OF STAFFORD

          All of the following described rights, privileges and easements situated in the Town of Stafford, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(699) Hugh J. McQuaid et al        June 20, 1994       320  141
(700) Joseph F. Sawicki            July 7, 1994        320  292
(701) Nicholas P. Hine et al       August 31, 1995     332  182
(702) Gerald A. Brothers, Jr.      November 9, 1995    332  497


TOWN OF STAMFORD

          All of the following described rights, privileges and easements situated in the Town of Stamford, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(703) North Meadow LLC             July 6, 1995        4434 99
(704) Mirella Pollifrone Harrison  June 30, 1995       4435 303
(705) 18 Development Company       October 18, 1995    4487 91
(706) Pleasant Development         March 17, 1989      3400 303
     Associates
(707) Susan H. Ball                September 28, 1989  3497 15
(708) Anthony S. Pagano, Jr.       September 18, 1995  4518 320
     et al

TOWN OF STERLING

          All of the following described rights, privileges and easements situated in the Town of Sterling, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(709) Jacquelyn L. Van Auken       March 29, 1995      72   160
(710) Sterling Plumbing & Heating, February 23, 1996   73   847
     Inc.


TOWN OF STONINGTON

          All of the following described rights, privileges and easements situated in the Town of Stonington, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(711) Robert W. Ackley et al       July 1, 1994        371  824
(712) Altas Paving Company, Inc.   February 17, 1995   377  1052
     et al
(713) Paul Ciccone                 March 20, 1995      379  31
(714) McQuade's Mystic L.L.C.      April 26, 1995      381  253
(715) Perry K. Lorenz et al        September 8, 1995   383  952
(716) Steven Crook et al           August 30, 1995     383  548
(717) Susan Schultz et al          April 13, 1995      379  525
(718) Judith G. du Pont            April 21, 1993      354  887
(719) Jon C. Wardman et al         February 16, 1994   367  53
(720) Kent Development Corporation September 7, 1988   303  805



TOWN OF SUFFIELD

          All of the following described rights, privileges and easements situated in the Town of Suffield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(721) Elzear Roy                   February 24, 1995   259  376
(722) Susan B. Turner              November 4 1994     258  559
(723) David Berto et al            September 19, 1995  262  888
(724) Lewis S. Cannon et al        October 25, 1995    263  612
(725) Ronald W. Carlson et al      October 25, 1995    263  609
(726) Thomas J. Toomey et al       February 9, 1996    265  803


TOWN OF THOMASTON

          All of the following described rights, privileges and easements situated in the Town of Thomaston, County of Litchfield and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(727) Michael E. Martone et al     March 1, 1996       167  824


TOWN OF THOMPSON

          All of the following described rights, privileges and easements situated in the Town of Thompson, County of Windham and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(728) Stephen K. Morse et al       February 14, 1995   327  47


TOWN OF TOLLAND

          All of the following described rights, privileges and easements situated in the Town of Tolland, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(729) Crossen Builders, Inc.       July 21, 1994       493  261
(730) Lee & Lamont Realty          July 27, 1994       494  231
(731) Alan D. Williams et al       December 28, 1994   503  322
(732) Tavco Associates             January 6, 1995     505  68
(733) Willowcreek, LLC             May 30, 1995        511  338
(734) Westwood Park Inc.           July 13, 1995       516  313
(735) Capstone Builders, Inc.      November 16, 1995   525  283
(736) Donald W. Fish               February 14, 1996   528  222
(737) Tavco Associates et al       March 14, 1996      530  335



TOWN OF TORRINGTON

          All of the following described rights, privileges and easements situated in the Town of Torrington, County of Litchfield and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(738) Greenbriar Woods             August 21, 1995     621  636
     Subdivision LLC

TOWN OF VERNON

          All of the following described rights, privileges and easements situated in the Town of Vernon, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(739) J & R Developers             June 16, 1994       993  20
(740) The LaCava Construction      April 6, 1995       1015 223
     Company


TOWN OF VOLUNTOWN

          All of the following described rights, privileges and easements situated in the Town of Voluntown, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(741) Brian A. Schaen              October 24, 1994    62   878
(742) John H. Wood, Jr.            December 15, 1995   64   346
(743) Joseph J. Siner              August 12, 1992     59   609


TOWN OF WASHINGTON

          All of the following described rights, privileges and easements situated in the Town of Washington, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(744) Stephen W. Kinkade et al     October 10, 1995    131  295
(745) Tamara M. Sachs et al        December 4, 1989    113  362



TOWN OF WATERFORD

          All of the following described rights, privileges and easements situated in the Town of Waterford, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(746) Brian Andrew Krauth et al    May 24, 1994        433  389
(747) Jordan Commons, Inc.         March 7, 1995       441  693
(748) William E. Strong et al      November 18, 1994   438  1115
(749) Ralph Stanton Lewis          February 4, 1993    415  220
(750) Ronald G. Malone et al       February 26, 1993   415  222


TOWN OF WATERTOWN

          All of the following described rights, privileges and easements situated in the Town of Watertown, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(751) Joel P. Nelson               August 29, 1995     789  56
(752) Angelo P. Tedesco            October 6, 1995     798  282
(753) Angelo P. Tedesco            November 21, 1995   798  284
(754) P & D Associates of          November 27, 1995   799  146
     Watertown L.L.C.
(755) Joan R. Pope                 November 16, 1995   799  148
(756) Donald P. Cullen et al       November 10, 1995   799  150
(757) Carolyn M. Classey et al     November 17, 1995   799  151
(758) Daniel Rubbo                 October 27, 1995    799  153


TOWN OF WEST HARTFORD

          All of the following described rights, privileges and easements situated in the Town of West Hartford, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(759) Klemore, Incorporated et al  February 27, 1995   1995 128
(756) Spice Glen Association, Inc. December 23, 1991   1633 31
(761) Heublein, Inc.               March 11, 1996      2083 169*
(762) Mannarino Builders, Inc.     September 21, 1992  1724 75

       * Inter Alia - Hartford


TOWN OF WESTBROOK

          All of the following described rights, privileges and easements situated in the Town of Westbrook, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(763) Toby Hill Associates         January 18, 1995    168  250
(764) John J. Palermo et al        May 31, 1995        170  42
(765) William H. Hull, Jr. et al   December 28, 1993   161  194
(766) R.R. Westbrook, Inc.         October 31, 1995    173  987


TOWN OF WESTON

          All of the following described rights, privileges and easements situated in the Town of Weston, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(767) Samuel Bell, Jr.             September 21, 1995  232  787
(768) Nordic Builders              October 3, 1995     233  738


TOWN OF WESTPORT

          All of the following described rights, privileges and easements situated in the Town of Westport, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(769) Frederick J. Canevari        July 26, 1995       1422 321
(770) Jay Sherwood et al           January 12, 1996    1234 233


TOWN OF WETHERSFIELD

          All of the following described rights, privileges and easements situated in the Town of Wethersfield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(771) Town of Wethersfield         August 25, 1994     578  241
(772) Premier Building &           June 27, 1995       591  431
     Development, Inc.
(773) The Town of Wethersfield     July 5, 1995        592  379
(774) Daniel P. Gagnon             July 10, 1995       592  381
(775) RAN DEV LLC et al            July 27, 1995       594  432
(776) Spruce Street Associates,    August 29, 1995     595  1
     LLC
(777) Premier Building &           September 19, 1995  595  691
     Development, Inc.
(778) Jeffrey B. Harris            September 19, 1995  595  693
(779) Capitol Region Education     October 27, 1995    597  620
     Council
(780) Mangiafico Development       October 26, 1995    597  618
     Corporation
(781) The LaCava Construction      October 30, 1995    598  276
     Company
(782) Roswell Associates, Inc.     January 31, 1996    606  316


TOWN OF WILLINGTON

          All of the following described rights, privileges and easements situated in the Town of Willington, County of Tolland and State of Connecticut, more particularly described in the following deed, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(783) Stanley E. Golab Builders,   July 28, 1995       124  293
     Inc.


TOWN OF WILTON

          All of the following described rights, privileges and easements situated in the Town of Wilton, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(784) David A. Keene               October 13, 1995    965  151
(785) Cannon Trails                October 20, 1995    966  224
     Development, L.L.C.
(786) Emilio Tomas et al           December 31, 1995   974  326
(787) Cannon Trails Development,   February 28, 1996   983  176
     L.L.C. et al


TOWN OF WINDHAM

          All of the following described rights, privileges and easements situated in the Town of Windham, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(788) DeSiato Sand & Gravel, Corp. November 23, 1994   454  34
(789) Jeffrey P. Ossen             August 7, 1995      473  274
(790) Thomas J. Crossen, Jr.       February 8, 1996    486  203


TOWN OF WINDSOR

          All of the following described rights, privileges and easements situated in the Town of Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(791) Winterwood Development,      November 17, 1994   1028 261
     L.L.C.
(792) Raylin Homes, LLC            March 24, 1995      1042 252
(793) Somerset Development         April 11, 1995      1042 247
     Corporation
(794) Kmart Corporation            June 25, 1995       1050 84
(795) Winterwood Development,      April 26, 1995      1044 63
     L.L.C.
(796) Culbro Land Resources, Inc.  July 13, 1989       753  120
(797) Culbro Homes II, Inc.        February 6, 1990    779  185


TOWN OF WINDSOR LOCKS

          All of the following described rights, privileges and easements situated in the Town of Windsor Locks, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(798) Gaylord Meadows LLC          December 7, 1994    226  92
(799) Denis Carrigan et al         July 18, 1995       229  845
(800) 167 Spring Street, LLC       April 13, 1995      228  105
(801) Michael Norwood et al        July 21, 1995       229  843
(802) Preli Farm LLC               December 11, 1995   232  318



TOWN OF WOLCOTT

          All of the following described rights, privileges and easements situated in the Town of Wolcott, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(803) Michael Cortigiano           August 7, 1995      226  903
(804) Brook Garden Enterprises,    June 20, 1995       225  980
     Inc.
(805) Eric Strachan, Inc.          October 18, 1995    228  326
(806) Hamilton Development Corp.   October 10, 1995    228  542


TOWN OF WOODBURY

          All of the following described rights, privileges and easements situated in the Town of Woodbury, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(807) Lawrence T. Pezzullo et al   June 29, 1995       209  301
(808) Garwin D. Hardisty et al     December 23, 1994   205  865
(809) Walter F. Weber et al        January 31, 1996    212  689
(810) Old Fair Grounds, LLC        December 18, 1995   211  1007


TOWN OF WOODSTOCK

          All of the following described rights, privileges and easements situated in the Town of Woodstock, County of Windham and State of Connecticut, more particularly described in the following deed, viz:


                                                       RECORDED
     GRANTOR                       DATE OF INSTRUMENT  VOLUME/PAGE

(811) Phyllis W. Guerrier          September 18, 1995  260  149